Other disclosures - (Notes)	6 Months Ended
Jun. 30, 2019
Other Disclosures [Abstract]
Other disclosures
Other disclosures
Capital commitments at 30 June 2019
Capital commitments, excluding the Group’s share of joint venture capital commitments, were US$3,230 million (31 December 2018: US$2,283 million). Capital commitments include open purchase orders for managed operations and expenditure on major projects authorised to date by the Rio Tinto Investment Committee for non-managed operations. On a legally enforceable basis capital commitments would be approximately US$0.5 billion (31 December 2018: US$0.4 billion) as many of the contracts relating to the Group’s projects have various cancellation clauses.
The Group’s share of joint venture capital commitments was US$127 million (31 December 2018: US$116 million).
Contingent liabilities (subsidiaries and joint operations)
Contingent liabilities, indemnities and other performance guarantees were US$166 million at 30 June 2019 (31 December 2018: US$317 million).
Indemnities and other performance guarantees represent the potential outflow of funds from the Group for the satisfaction of obligations including those under contractual arrangements (for example undertakings related to supplier agreements) not provided for in the balance sheet, where the likelihood of the guarantees or indemnities being called is assessed as possible rather than probable or remote. There were no material contingent liabilities arising in relation to the Group’s joint ventures and associates.

In October 2017, Rio Tinto announced that it had been notified by the US Securities and Exchange Commission (SEC) that the SEC had filed a complaint in relation to Rio Tinto’s disclosures and timing of the impairment of Rio Tinto Coal Mozambique (RTCM). The impairment was reflected in Rio Tinto’s 2012 year-end accounts. The SEC alleges that Rio Tinto, a former chief executive, Tom Albanese, and a former chief financial officer, Guy Elliott, committed violations of the anti-fraud, reporting, books and records and internal control provisions of the federal securities law by not accurately disclosing the value of RTCM and not impairing it when Rio Tinto published its 2011 year-end accounts in February 2012 or its 2012 interim results in August 2012. In October 2017, an associated US class action was commenced on behalf of securities holders.

In March 2018, the Australian Securities and Investments Commission (ASIC) filed civil proceedings in the NSW District Registry of the Federal Court of Australia against Rio Tinto Limited, Albanese, and Elliott. On 1 May 2018, ASIC expanded its proceedings. ASIC alleges that Rio Tinto committed violations of the disclosure, accounting, and misleading or deceptive conduct provisions of the Corporations Act by making misleading or deceptive statements related to RTCM in its 2011 Annual report and its 2012 interim financial statements, not complying with accounting standards in respect of its 2012 interim financial statements, and not disclosing an impairment of RTCM in its 2012 interim financial statements. ASIC further alleges Albanese and Elliott breached their duties as directors or officers, and failed to take all reasonable steps to comply with relevant accounting requirements.

Rio Tinto believes that the SEC case and the ASIC proceedings are unwarranted and that, when all the facts are considered by the courts, the claims will be rejected. Rio Tinto will defend the allegations vigorously.
In addition, Rio Tinto continues to co-operate fully with relevant authorities in connection with their investigations in relation to contractual payments totalling US$10.5 million made to a consultant who had provided advisory services in 2011 on the Simandou project in Guinea. In August 2018, the court dismissed a related US class action commenced on behalf of securities holders.
The outcomes of these matters remain uncertain, but they could ultimately expose the Group to material financial cost. The board is giving these matters its full and proper attention and a dedicated board committee continues to monitor the progress of these matters.
The Group continues to monitor developments in relation to EU State Aid investigations including the EU Commission’s State Aid investigation into the UK’s Controlled Foreign Company (CFC) tax regime. On 25 April 2019, the European Commission released its decision in relation to the group company finance exemption in the UK’s CFC rules finding that the exemption constitutes unlawful state aid if the exempted profits arise in connection with UK activity. The UK Government disagrees with the findings and has appealed against the decision to the European Court. Having analysed the latest decision, the Group does not currently consider that any provision is required in relation to EU State Aid.
Related party matters
Purchases and sales relate largely to amounts charged by equity accounted units for toll processing of alumina and purchases of bauxite and aluminium. Details of the Group's principal equity accounted units are given in the Exhibit 15.2 in 2018 Form 20-F.

Income statement items	Six months to 30 June 2019 US$m	Six months to 30 June 2018 US$m
Purchases from equity accounted units	(529)	(551)
Sales to equity accounted units	141	310

Cash flow statement items
Dividends from equity accounted units	318	418
Net funding of equity accounted units	(12)	(3)

Balance sheet items	30 June 2019 US$m	31 December 2018 US$m
Investments in equity accounted units(a)	4,216	4,299
Loans to equity accounted units	40	38
Trade and other receivables: amounts due from equity accounted units	267	278
Trade and other payables: amounts due to equity accounted units	(223)	(223)

(a)	Investments in equity accounted units include quasi equity loans.
Rio Tinto plc has provided a number of guarantees in relation to various pension funds. Subject to certain conditions, Rio Tinto plc would pay any contributions due from Group companies participating in these funds in the event that the companies fail to meet their contribution requirements.